                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 10, 2000 included in Predictive Systems, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP



New York, New York
April 28, 2000